Restructuring	12 Months Ended
Dec. 31, 2021
Restructuring [Abstract]
Disclosure of Restructuring [text block]
10 –
Restructuring
Restructuring is primarily driven by the implementation of the Group’s strategic changes as announced in the third quarter 2019. We have defined and are in the process of implementing measures that aim to strengthen the bank, position it for growth and simplify its organizational set-up. The measures also aim to reduce adjusted costs through higher efficiency, by optimizing and streamlining processes, and by exploiting synergies.
Restructuring expense is comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate.
Net restructuring expense by division
in € m.	2021	2020	2019
Corporate Bank	42	28	137
Investment Bank	47	14	169
Private Bank	173	413	125
Asset Management	2	22	29
Capital Release Unit	(2)	5	143
Corporate & Other	(0)	3	41
Total Net Restructuring Charges	261	485	644

Net restructuring by type
in € m.	2021	2020	2019
Restructuring – Staff related	241	479	641
thereof:
Termination Benefits	224	441	476
Retention Acceleration	16	36	156
Social Security	1	1	9
Restructuring – Non Staff related	21	6	2
Total Net Restructuring Charges	261	485	644

Provisions for restructuring amounted to € 582 million, € 676 million and € 684 million as of December 31, 2021, December 31, 2020 and December 31, 2019, respectively. The majority of the current provisions for restructuring are expected to be utilized in the next two years.
During 2021, 1,362  full-time equivalent staff was reduced through restructuring (2020: 1,447 and 2019: 2,564).
Organizational changes
Full-time equivalent staff	2021	2020	2019
Corporate Bank	228	303	138
Investment Bank	149	100	626
Private Bank	776	630	731
Asset Management	10	48	136
Capital Release Unit	13	69	514
Infrastructure	186	297	419
Total full-time equivalent staff	1,362	1,447	2,564